Exhibit 99.1

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Forward Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of federal securities laws, that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation. This presentation includes “As Adjusted” data, which excludes non-recurring charges relating to our ERP system implementation costs, acquisition-related costs and impairment charges. Such “As Adjusted” data is considered a financial measure not in accordance with the accounting principles generally accepted in the United States, or “GAAP,” and is not in lieu of, or preferable to, “As Reported,” or GAAP, financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts. Please refer to the reconciliation footnotes at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measures. 2

Welcome Steve Stagner Chief Executive Officer 3

The #1 Mattress Specialty Retailer Real estate Marketing strategy Product offering Customer experience National distribution Omni-channel #1 Over 90% of stores in markets where we have 2,343 locations(1) #1 market share(2) ($ in millions) ($ in millions) 2010 LTM 15Q2 2010 2015 Q2 2010 LTM 15Q2 (1) Includes 120 franchise locations; as of August 4, 2015 (2) Per internal study as of Q2 2015. Excludes markets open less than one year and franchise locations (3) Reflects Adjusted EBITDA; excludes expenses referenced in September 11, 2015 press release 4 $2,286.2 $494.1 $224.5 $57.1 2,343 674 Adj. EBITDA Growth(3) Store Unit Growth(1) Sales Growth Market Share Best-in-Class Largest Footprint

Specialty Retailers Taking Market Share Consumers demand expertise and prefer destination shopping Mass merchants not meaningful industry participants Department Stores 5% Other 14% Department Stores 11% Other 14% Furniture Retailers 34% Furniture Retailers 56% 19% 47% Mattress Specialty Retailers Mattress Specialty Retailers 1993 2014 5 Source: Furniture Today, September 21, 2015 (1) Mattress specialty retailers continue to take share from furniture retailers and department stores (1)

Fragmented Landscape Mattress Firm (MFRM) is the nation’s largest mattress specialty retailer, with over 2,300 stores in 41 states as of August 4, 2015 ($ in millions) (1) Source: Furniture Today Top 100, May 2015. Mattress Firm store count includes franchised locations (2) Reflects net sales of the respective retailers divided by the estimated size of the U.S. mattress retail market in 2013. Source: Furniture Today 2014 Retail Planning Guide 6 2014 2014 YoY Market Rank Company Stores Sales Growth Share (2) 1 Mattress Firm 2,208 $1,933 39.4% 13.6% 2 Sleep Number 463 1,120 21.4% 7.9% 3 Sleepy's 1,024 1,085 8.5% 7.6% 4 America's Mattress 405 326 3.8% 2.3% 5 Sit 'n Sleep 32 114 14.9% 0.8% 6 Innovative Mattress Solutions 155 102 6.3% 0.7% 7 Mattress Warehouse 179 100 9.9% 0.7% 8 American Mattress 95 68 1.5% 0.5% Top 8 4,561 $4,848 21.9% 34.1% 2014 Top Mattress Specialty Retailers (1)

Key Investment Highlights Long-term stability and consistent growth Fragmented industry with no national chain Specialty Retailers continue to take share Pent-up demand with ~80% replacement Largest footprint with significant scale Over 90% of stores in markets where Company is #1 Unique selling proposition Strong and established distribution network Less than one year cash on cash payback with new stores High correlation between penetration and profitability History of developing markets through increasing Relative Market Share (RMS) Nearly doubled store count over last two years with runway to approximately double again over time Balance between organic and acquisition growth Track record of successfully integrating acquisitions Management aligned with shareholders Top executives have 10+ years of relevant experience Mix between retail and industry experience 7 Experienced and Invested Management Team Highly Achievable Growth Plan Proven Track Record of Driving Profitability Best-in-Class Specialty Retailer Compelling Industry Dynamics

Management Team Steve Stagner Chief Executive Officer Ken Murphy President Rob Killgore Chief Operating Officer Alex Weiss Chief Financial Officer Resources 8 Human eCommerce Legal Merchandising Tax Real Estate Marketing Accounting Information Technology Distribution Finance Strategy Store Operations & Talent

Key Accomplishments Since Last Analyst Day Grew store base from 1,467(1) to 2,343 stores at end of Q2’15 Acquired 668 stores in 2014 through nine acquisitions Expanded national footprint into key geographies as we build the first national specialty mattress retailer Store Growth Q1’14 LTM Sales: $1.3 billion Q2’15 LTM Sales: $2.3 billion Q2’15 LTM EBITDA: $225 million Sales & EBITDA Growth Q1’14 LTM EBITDA: $139 million 60%+ growth in sales and Adj. EBITDA Opening 250-270 net new stores in 2015, the equivalent of the fifth largest chain in the industry Eight consecutive quarters of positive same store sales Organic Growth Integrations of nine acquisitions are progressing nicely On track to achieve year one synergy targets ($10 million) from Sleep Train, the largest acquisition Acquisition Integration Deleveraging from 2014 acquisitions through both debt repayment and Adj. EBITDA growth Repaid $55 million of debt in Q2’15 with free cash flow Funding store openings and conversions with free cash flow Free Cash Flow 9 (1) Q1 2014 store count as of June 2014 analyst day. Includes franchised locations

Agenda Industry Overview & Key Trends 01 02 Best-in-Class Retailer 03 Growth Strategy 04 Financial Review & Outlook 05 Q&A 10

Industry Overview Rob Killgore & Key Trends Chief Operating Officer 11

Consistent Track Record of Industry Growth Long-term industry sales growth CAGR of approximately 5% Quick bounce back following recessions Projected industry total sales growth of 6.8% in 2015 and 6.5% in both 2016 and 2017(1) (2) ($ in billions) Recession Recovery Dollar Value 9% 6% 7% 9% 8% 2% 9% 5% 5% 0% 5% 4% 8% 11% 9% 5% 4% 6% 5% 2% 12% 5% 6% -1% 1% -2% 9% 4% 2% 1% 8% 4% 7% 4% 7% 7% 4% 4% Units 5% 5% 2% 3% 7% 3% 3% 6% 6% 4% 5% 1% 4% 3% 3% 3% Avg. Unit Price (AUP) (1) Source: ISPA – Mattress Industry U.S. Market Forecast issued October 2015; mattress and foundation sales (2) Source: ISPA – 2009 and 2014 Mattress Industry Report of Sales & Trends 12 -9% -9% -11% -9% 2% -1% 4% 8% 6% 0% -2% 8% 0% 4% -2% 1% 2% 3% 8% 12% 2% 3% 5% 9% 0% 3% 8% 8% 5% 6% 2% 2% 1% 2% 5% -2% 16% 7% YOY Growth U.S. Wholesale Bedding Sales Significantly Rebound After Prior Recessions(1)

Key Drivers of Bedding Sales Bedding sales are most correlated with Consumer Sentiment and Gross Domestic Product 15% 120 15% 6% 5% 4% 3% 2% 1% 0% -1% -2% -3% -4% 10% 100 10% 5% 80 5% 0% 60 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 -5% 40 -5% -10% 20 -10% -15% 0 -15% Sales Growth Avg. Real GDP Growth Sales Growth Avg. Consumer Sentiment (1) ISPA – Mattress Industry U.S. Market Forecast issued March 2015 (2) University of Michigan Consumer Sentiment Index (3) U.S. Department of Commerce: Bureau of Economic Analysis 13 Bedding Sales vs. GDP Growth(1)(3) Bedding Sales vs. Consumer Sentiment(1)(2)

Housing Less Correlated with Bedding Sales The replacement nature of the bedding industry has shielded it from much of the volatility experienced in the housing market 15% 2,500 15% 400 350 10% 10% 2,000 300 5% 5% 250 1,500 0% 200 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 150 1,000 -5% -5% 100 -10% 500 50 -10% -15% 0 -15% 0 Sales Growth Avg. Home prices Sales Growth Avg. Housing Starts Source: ISPA – Mattress Industry U.S. Market Forecast issued March 2015 Source: U.S. Department of Commerce: Census Bureau Source: Federal Housing Finance Agency 14 (in thousands) (House Price Index) Bedding Sales vs. Housing Prices Bedding Sales vs. Housing Starts

Long-Term Industry Expansion Everyone sleeps Mattress sales are primarily replacement in nature with an ~10 year average purchase cycle(1) (Dollars) $220 (Units) 0.410 $217.1 0.386 0.390 $200 0.377 0.370 $180 0.357 0.350 0.332 $160 0.330 $140 0.303 0.310 $120 0.290 $93.7 $100 0.270 0.280 $80 0.250 1994 1998 2002 2006 2010 2014 2017F 1994 1998 2002 2006 2010 2014 (1) Source: Better Sleep Council Study – January 2007 (2) Source: ISPA – 2009 Mattress Industry Report of Sales & Trends (3) Source: ISPA – 2014 Mattress Industry Report of Sales & Trends (4) Source: ISPA – Mattress Industry U.S. Market Forecast issued October 2015 15 Wholesale Mattress and Foundation AUP(3) (4) Wholesale Mattress Shipments per Household(2) 35 year industry dollar value CAGR of approximately 5% (2)(3)

Population Growth Consumer spending typically peaks when people hit their mid-40s Generation X currently in their peak spending years Millennials have not yet entered peak spending years and represent approximately 25 million more consumers than Generation X 76 80 73 60 40 20 0 Millennials Ages 18-36 Generation X Ages 37-50 Baby Boomers Ages 51-69 (1) Sources: ISPA ISPA – 2014 Mattress Industry Report of Sales & Trends issued May 2015, Customer Analytics and Mann, Armistead & Epperson, Ltd. 16 Population (in millions) 48 Population by Generation(1)

Awareness of Importance of Sleep At least 40 million Americans each year suffer from chronic, long-term sleep disorders, and an additional 20 million experience occasional sleeping problems (1) Searches for sleep, relative to the total number of searches done on Google over time, have continued to increase Consumers can now track their sleep through wearable fitness tracking devices “Sleep”(2) Interest Over Time for the Search Term The numbers on the graph reflect how many searches have been done for a particular term, relative to the total number of searches done on Google over time. They don't represent absolute search volume numbers, because the data is normalized and presented on a scale from 0-100. Each point on the graph is divided by the highest point, or 100. When we don't have enough data, 0 is shown. (1) National Institute of Neurological Disorders and Stroke, National Institutes of Health, May 2007 (2) Source: Google Trends 17

Replacement Approximately 60% of the mattresses being replaced are over 8 years old Opportunity to educate consumers on proper replacement cycle 26+ years 60% Up to 50% of Mattress Firm advertising dedicated to creating demand and highlighting sleep benefits rather than price Messaging: ALLEVI TERMIN REJUVEN TM TM TM 18 Source: Ipsos DuraTrend Findings for Mattress Firm, July 2014 – August 2015 15-25 years 9-14 years 1-8 years

Product Innovation Areas Phase-change components Breathable mattress borders Heating/cooling technology Customize comfort Customize temperature Self-adjusting components (comfort / adjustable) Bold and textured covers Upholstered foundations Visually pleasing aesthetics Higher priced options ($2,000+) – Simmons Beautyrest Black Hybrid and Tempur Flex Expanded specialty foams (gel and memory foam) 19 Hybrids Designer Aesthetics Personalization Temperature Management

The Mattress Industry Consumer Average Age Average Retail Price Median Household Income 49 $720 ~$50k Units Dollars Influencer Female Male 20 Source: Ipsos DuraTrend Findings for Mattress Firm, August 2014 – July 2015

Mattress Spending Trends 30% 40% 35% 30% 25% 20% 15% 10% 5% 0% 25% 20% 20% 16% 21% 19% 18% 15% 12% 10% 9% 5% 5% 0% <25 25-34 35-44 45-5455-64 >64 <$25k $25-50k $50-100k $100-150k >$150k Mattress Firm target audience 21 Source: ISPA – 2014 Mattress Industry Report of Sales & Trends issued May 2015 23%24% 34% Percentage of Mattress Spending by Average Salary (in thousands) Percentage of Mattress Spending by Age Group

Mattress Spending Trends 33% 40% 35% 30% 25% 20% 15% 10% 5% 0% 37% 35% 30% 25% 20% 15% 10% 5% 0% 36% 29% 21% 20% 17% 7% <$500 $500-$1,000 $1,000-$2,000 >$2,000 <$500 $500-$1,000 $1,000-$2,000 >$2,000 22 Source: ISPA – 2014 Mattress Industry Report of Sales & Trends issued May 2015 Percentage of Mattress Spending by Retail Price Point Percentage of Mattress Units by Retail Price Point

Attributes Driving Retailer Selection Price is the biggest driver of retailer selection, although much less so with higher priced purchasers Mattress Firm captures traffic with prices, location and advertising, and then provides selection and knowledgeable sales associates to drive ticket 40% 35% 30% 25% 20% 15% 10% 5% 0% Prices Closest Advertising Selection Loyalty Direct In Store Employee Online TKT AVG 23 Source: Ipsos DuraTrend Findings for Mattress Firm, August 2014 – July 2015 $588 $771 $962 $946 $775 $1,090 $624 $1,072 $391

Ticket Average Specialty category generates a premium on average ticket Mattress Firm generates an additional premium over the specialty category $1,200 $1,000 $800 $600 $400 $200 $0 MFRM Specialty Department Furniture Internet 24 Source: Ipsos DuraTrend Findings for Mattress Firm, August 2014 – July 2015

Best-in-class Retailer Ken Murphy President 25

What Makes MFRM Best-in-Class? 26 Omni-channel National Distribution Customer Experience Product Offering Marketing Strategy Real Estate

Competitive Real Estate Platform Average size: 4,800 sq ft 80% Freestanding or End Cap 20% In-line Source: Xspan 27 Data Driven Analysis Unique Look and Feel Convenient and Prominent Locations Trusted and Recognizable Banners

Marketing Mix Since this is a high consideration category, the marketing mix primarily focuses on building awareness and creating demand through a variety of channels, specifically traditional mediums Targeted channels make up 25% of spend and drive cost-effective conversion Traditional AWARENESS Radio TV Print Out of Home Sponsorships Targeted CONVERSION Online Direct Mail Social Mobile Word of Mouth ADVOCACY PR Reviews 3rd Party Experts 28

Go To Market Messaging WHY BUY WHY MFRM WHY NOW Unique selling proposition and key differentiators Drive awareness and provide education Promotional offers and messaging 29

Community Connection Online and employee support for pancreatic cancer research Local drives that engage the community and support foster children 30

Merchandising Approach Differentiated and trademarked Empowers customers to control process Enhances consumer’s trust and brand recognition Increases conversion and average sales ticket 31

All the Best Brands Estate Hybrid Beautyrest World Class Black Hybrid Posturepedic Hybrid Optimum Category Price Band Promotional <$500 Premium $500-999 Luxury $1,000-1,999 Ultra Luxury $2,000-2,999 $3,000+ 32 Simmons Promo Sert a H&R Core H&R H&R Select Flex Contour Cloud Breeze Brand Matrix

Meaningful Private Label Growth Opportunity Leverages buying power Global sourcing opportunities Enables margin expansion Pillows/ Accessories Mattresses Headboard/ Footboard Estimated FY15 Private Label Volume +$330 million (~13% of sales)(1) (1) Based on midpoint of 2015 MFRM sales guidance referenced in September 11, 2015 press release 33 Long-term private label potential ~25% – 30% of retail sales

Mattress Firm Outperforms in Luxury 40% 30% 20% 10% 0% <$500 $500-$1,000 >$2,000 $1'000-$2,000 Mattress Firm target audience • Mattress Firm • Industry Source: /SPA-2014 Mattress Industry Report of Sales & Trends issued May 2015 Note: Mattress Firm data for 2014 (excludes Sleep Train) 34

Talent Acquisition Monthly Total Turnover Since Less Likely to 35 Talent Team From MFRM Avg. Team Efficiency & Field Tenure Effectiveness 90%+6+ yrs Profile System 11%63%80% Sales Increase System Launch Terminate Talent Mix Campus Referral Digital Walk in/Other 40% 30% 20% 10%

Talent Development Committed to relevant and scalable training Career path progression creates highly developmental environment First Year Ongoing Training Training 260+ 85+ 1:1 Hours Hours 36 Corporate Support strong connection with field; ~ 40% of team started in MFRM field Regional Sales & Operations VP senior field leader; oversees ~15 markets & 10 direct reports Regional Sales Director~1:125 stores; heavy emphasis on DM coaching & support District Manager “out of store” role; responsible for driving local level results Area Manager first multi-unit management opportunity (our DM bench) Store Manager earnings based on individual results + store sales

Talent Retention 35% Total Turnover 3.9 3.8 3.8 81% 78% 76% 69% 10% Involuntary 25% Voluntary <5% Leadership Turnover Culture Counts Note: Turnover is an annualized metric Source: Glassdoor.com as of October 15, 2015 37 64% 3.5 3.4 Overall Rating Recommend to a Friend

Distribution Strategy Delivery Window 3hr Transactions Delivered 80% Distribution Centers 72 Same Day Capacity 35% 38 Note: Includes Mattress Firm , Sleep Train and third party distribution centers Same Day or Next Day Delivery Capability Nearly Anywhere in the Continental U.S. and Hawaii Current Capabilities

Emerging Omni-Channel Platform MFRM uniquely positioned to capitalize on consumer demand for integrated retail experience Connecting online and offline touchpoints allows for evolution of true customer lifetime value model Digital (1) 2015 YTD Web Traffic Growth: +73% Logistics Rapidly expanding national same-day delivery footprint Brick & Mortar Convenient locations to ‘try before buy’ & pickup in store Pop Up Retail Channel exposes +30mm consumers to MFRM brands annually 39(1) 2015 YTD revenue and web traffic growth through first eight months of fiscal year (2) Includes franchised locations

The Role of Online in Mattress Retail The new starting point once in the market—78% of purchases begin online with research (1) Actual online purchases are a small segment; growing at slower rate than specialty stores(2) Tactile nature of product, strong consumer preference for choice, and high-touch service attributes reinforce why specialty continues to be the preferred—and fastest growing channel 8% 9% 5% 5% 43% 47% 2014 2010 34% 38% Mattress Specialty Retailers Furniture Retailers Department Stores Direct-to-consumer (internet, catalog, home shopping and telemarketing) Other 40 (1) Source: Category segmentation study, August 2015 (2) Source: Furniture Today, September 21, 2015 Mattress Retail Distribution Channels (2) 6%

Digital Enhances Brick &Mortar Development of a digital toolkit unlocks multiple resources for driving store-level productivity Digitally integrated approach allows for more frequent customer engagement Gateway to meaningful connections with an increasingly important customer group - Millennials (1) 94% 4+ stars (1) Source: Mattress Firm Bazaar Voice rating data 41 Integrated Wish List Store Locator & Reviews Endless Aisle

Dream Bed CONNECTION CONVENIENCE CHOICE Launched 10/1/15 to bring new consumers into MFRM Family of Brands One for one giving model Bed-in-a-box Two business day delivery (most cities) Two comfortable options: – – Original ($829-Queen) The Dream Bed Cool "180 Night No-Nightmare Guarantee” 42

Proven Growth Strategy Steve Stagner Chief Executive Officer 43

Profitability and Relative Market Share Company Market Share RMS = Top Competitor’s Market Share Financial Impact of RMS Generate traffic RMS Leverage Areas Advertising Recruiting / training Warehouse Delivery Corporate and market overhead Higher customer conversion / retention Improved site selection Increased profits 44

Relative Market Share (RMS) is Our Core Growth Strategy Case Study: Southeast Market A ADV per Capita Driving Profitability Model 45 Note: Internal estimates Comp Sales Sales per Store $1.2mm 20092014 $0.9mm Relative Market Share 20092014 Fortress Leadership Leadership Developmental Developmental Incremental Advertising ADV Spend $2.2mm 20092014 $0.6mm $0.38 $1.51 Market Profitability Adj. EBITDA $ Adj. EBITDA Margin % $6.7mm 2009 2014 $1.9mm 20.4% 16.9% Market Penetration Store Count Stores per Capita 29 stores 2009 2014 13 stores 1:51k 1:112k

Market Penetration Highly Correlated to Profitability(1) FY 2014 Market Level Adjusted EBITDA(2) Sales per Store(2) Advertising $ Per Capita(2) Developmental 1:>170k Leadership 1:90k – 170k Fortress 1:<90k Penetration level (stores per capita) Note: Internal estimates (1) Based on fiscal year 2014 results, includes approximately 76% of total stores (excluding new and acquired markets open less than one year) 46 (2) Annualized weighted average of stores in each category % of Store Base 7% 20% 73% 17.1% 11.2% $1.2mm Occupancy 13.3% 6.6% $1.0mm Occupancy 15.5% $1.55 % of Sales: 8.3% $0.9mm Occupancy 19.7% $0.82 % of Sales: 9.4% $0.49 % of Sales: 11.3%

Relative Market Share (RMS) Drives Profits 20% Case Study: Southeast Market B +$13.6m +$4.7m 14.5 x 12) x -$1.7m 2) Ending Store Count Sales per Store Stores per Capita Advertising per Capita Advertising as % of Sales 28 $0.7m 1:232k $0.23 8.7% 89 $0.8m 1:73k $1.00 11.8% 92 $0.9m 1:72k $1.32 10.0% 98 $1.1m 1:67k $1.32 8.6% 47 Note: Internal estimates Market Level EBITDA % 15% 10% 5% 0% 20 -5% -10% YE 2010.52011 YE 2011.5 2012 YE 2012.52013 YE 2013.5 2014 YE 2010 -$1.6m -15% 2011 2012 2013 2014 Mattress Giant (45 stores; Acquired May 2012 Mattress Xpress (2012 stores; Acquired Sept 20 Scale: Key ingredient to profitability

(1) EBITDA vs. Market Penetration 2014 Represents all existing Mattress Firm markets in the chain (excludes Sleep Train and acquisition markets) (2) Higher store penetration per population results in higher market level EBITDA 40.0% 30.0% 20.0% 10.0% 0.0% 350 300 250 200 150 100 50 - -10.0% -20.0% Store Penetration (population in thousands) Note: Internal estimates (1) Circle size represents market level EBITDA Dollars 48 (2) Based on fiscal year 2014 results, includes approximately 76% of total stores (excluding new and acquired markets open less than one year) Market-level EBITDA (% margin)

Growth Strategy 49

Highly Achievable Growth Plan Growth Drivers 50 New stores: strong unit benefits of Leverage economics increasing relative market share (RMS) Existing franchisees Market leaders Tuck-ins Drive existing store sales volumes Best practice sharing Organic – New Stores Acquisitions Organic – Existing Base Primary Legacy program Parallel growth Limited future growth eCommerce Special events (state fairs, home shows, etc.) Alternate Channels Franchise Secondary

Robust Growth Created National Footprint 51 Note: Includes 120 franchise locations, as of August 4, 2015 Opportunities to leverage national distribution, advertising and omni-channel

Significant Runway Ahead Fortress 1:<90k Leadership 1:90k – 170k Development 1:>170k Note: Includes 120 franchise locations, as of August 4, 2015; penetration defined as total units (including franchise locations) divided by the population of the respective states 52 Only eight states at fortress penetration today

Opportunistic Acquisitions Key Driver of Growth Washington Denver, Wichita Note: Back to Bed includes Bedding Experts and Mattress Barn. Sleep Train includes Sleep Train, Sleep Country, America’s Mattress of Hawaii and Got Sleep? Excludes acquisitions prior to 2006 and acquisitions of fewer than 10 stores. Dates based on fiscal year acquired 53 25 stores Virginia Beach 2010 13 stores Houston 2007 Yotes Franchise 10 stores St. Louis 2007 14 stores Las Vegas 2007 26 stores Phoenix 2006 36 stores Austin, Dallas, Houston, San Antonio, Las Vegas 2007 Yotes Franchise 34 stores Colorado Springs, 2014 Online Retailer Nationwide 2013 Perfect Mattress Franchise 39 stores Green Bay, Madison, Milwaukee, Wausau 2013 236 stores Atlanta, Minneapolis, St. Louis | Houston, Dallas, Jacksonville, Miami, Orlando, SW Florida, Tampa 2011, 2012 27 stores Charleston, Charlotte, Columbia, Greensboro, Greenville, Raleigh 2012 40 stores Atlanta, Miami, SW Florida, Tampa 2012 45 stores Phoenix, Tucson 2014 314 stores California, Hawaii, Idaho, Nevada and 2014 131 stores Chicago Orlando 2014 15 stores Pittsburgh 2014 67 stores Colorado Springs, Denver, Phoenix, Tucson 2014 55 stores Dallas, Austin 2014

Balanced Approach to High Growth 900 680 50 40 30 20 10 (100) 2007 2008 2009 2010 2011 2012 2013 2014 Organic stores opened Acquired stores Closed stores 54 Net New Store Growth 0 0 0 0 0 0 Average Annual Store Growth: % Growth Organic stores 16% Acquired stores 17% Closed stores -4% Total 29% 0 Organic + Acquisitions = Robust Expansion

Acquisition Update Reduced the drag from Q1 by approximately $2 million, and now approaching breakeven profitability at the market EBITDA level Market Level EBITDA Margin (% of Sales) Q4 Q1 Q2 Acquisition Market 1 Acquisition Market 2 Acquisition Market 3 Acquisition Market 4 Acquisition Market 5 Acquisition Market 6 Acquisition Market 7 Acquisition Market 8 Acquisition Market 9 9% 18% 14% 14% -39% 17% 12% -5% -13% 13% 17% 15% 15% -27% 12% 8% -9% -15% 24% 21% 18% 18% 12% 9% 7% 3% -2% Chicago Market: YOY Sales Growth — Pre and Post Rebranding 40% 20% 0% -20% Note: Market Level EBITDA is based on an estimate prepared by the Company. See appendix for details of actual EBITDA for the latest twelve months ended August 4, 2015 55 FY 2014 FY 2015 YOY Sales Variance % Pre Conversion Baseline Rebranding completed for ~90% of stores Pre Rebranding -0.7% Post Rebranding +26.5% Acquisition Integrations Progressing Chicago Market Improving

Sleep Train Update Sleep Train business continues to perform extremely well with implied comps in Q2’15 showing low-double digit growth, on top of a low-single digit comp in Q2 last year Currently rebranding 91 Mattress Discounters stores on West Coast to Sleep Train banner – – Over 80% complete with rebranding process by end of October Rebranding stores showing accelerated sales growth Mattress Discounters: YOY Sales Growth --Pre and Post Rebranding 40% 30% 20% 10% 0% Feb Mar Apr May Jun Jul Aug Sep 56 FY 2015 Rebranding commenced Pre Rebranding +8.8% Post Rebranding +26.1% Rebranded Stores Performing Better

Organic Growth Plan Through FY2018 Expansion primarily through new stores in existing markets and the in-fill of recently acquired markets Long-term potential for at least 4,500 stores in the United States 5,000 4,500+ 4,000 750 2,900-3,000 3,000 130 2,223 2,000 1,000 0 Store Count Q215 FY2015 New Stores Opened Closures / Relocations Target Store Count FY2018 Long-term Potential Store Count FY2016 – FY2018 57 Note: Store count excludes franchised locations and future acquisitions (150) Anticipated Store Unit Growth

Financial Overview Alex Weiss Chief Financial Officer 58

Sales Momentum Driving Increasing EBITDA Strong historical sales growth through new store openings, same store sales growth and acquisitions ($ in millions) 41% CAGR 36% CAGR $2,286 $1,007 $494 2010 2011 2012 2013 2014 LTM Q2'15 ($ in millions) $224.5 $190.2 $140.0 $121.0 $87.5 $57.1 2010 2011 2012 2013 2014 LTM Q2'15 Note: Fiscal year ended January of the following year; figures do not include pro forma adjustments for recent acquisitions and annualization of new store EBITDA (1) Reflects Adjusted EBITDA; excludes expenses referenced in September 11, 2015 press release 59 Adjusted EBITDA (1) $1,806 $1,217 $704 Net Sales

Same Store Sales Performance Eight consecutive quarters of same store sales growth FY 2011 SSS: 20.5% 24.8% FY 2012 SSS: 6.1% 16.1% FY 2014 SSS: 6.1% FY 2013 SSS: 1.3% 9.7% 8.5% 2.8% (1.6%) (5.2%) Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 60 19.7% 18.8% 18.6% 6.6% 6.5% 2.9% 5.0% 4.3% 1.9% 1.3% (0.3%) Quarterly Sales Performance

Illustrative ISPA Data Comparison ISPA wholesale dollar increases represent an estimate of total industry sales growth for a given time period Given MFRM’s acquisitions and organic growth, we believe we represent a significant portion of ISPA’s total dollar growth 8% 7.0% 7% 6% 5% 4% 3% 2% 1% 0% ISPA June - August 2015 Growth (1) Less: MFRM Organic Less: Estimated Estimated Adjusted ISPA Growth MFRM Q215 Comp Growth (2) Industry Store Growth (3) (1) Source: ISPA – Bedding Barometer August 2015, issued September 22, 2015 (2) Represents estimated wholesale dollar growth from MFRM’s comparable-store growth, new store growth and Sleep Train acquisition (3) Estimated wholesale dollars based on 2014 new store openings of the top seven mattress specialty retailers (excluding MFRM brands) 61 -2.3% 3.4% -1.3% 2.8% Q2 2015 ISPA Total Industry Growth vs. MFRM Comparable-store Sales Growth

Third Party Financing Third party financing drives ticket and conversion MFRM pays a fee to the third parties and the financing is non-recourse to MFRM While primary usage levels have stayed fairly consistent since 2011, Mattress Firm has been able to drive secondary and tertiary financing business as a result of its scale 40% 35% 30% 25% 20% 15% 10% 5% 0% 38% 38% 36% Secondary and tertiary financing partners Primary financing partner 2011 2012 2013 2014 62 Note: Mattress Firm data for 2014 (excludes Sleep Train) 6% 33% 32% Third Party Financing (Percentage of Sales)

Capex Investments Support Continued Growth Strong historical revenue growth through new store openings, same store sales growth and acquisitions has funded reinvestment in business Low maintenance capex: Only ~25% of 2015E capital expenditures are maintenance related ($ in millions) $120 $110 $100 $80 Growth Capex $60 Conversions and Remodels $40 $20 Maintenance Capex $0 2011 2012 2013 2014 2015E 63 $80 $69 $34 $56 Capital Expenditures

Strong New Store Economics ($ in thousands) Sales % Growth Year 1 Year 2 ($ in thousands) Average Investment $950 $1,000 0% - 10% Buildout and Equipping Cost Floor Sample Inventory $232 24 Store 4-Wall Profitability(2) % of Sales $233 23-26% $245 23-26% 256 (43) Less: Tenant Reimbursement Cash Requirement, Net Annual Cash on Cash Return(3) $213 109% 115% Store 4-wall profitability drives improving leverage over market-level costs as store penetration increases Note: Analysis applies only to Mattress Firm branded, company-operated stores (1) (2) (3) Includes approximately $40,000 in Year 1 for vendor funds collected upon store opening Store 4-wall profitability divided by net store investment Reflects midpoint of respective ranges and does not include additional market level costs or cannibalization 64 New Store Results(1) Representative New Store Investment Stores Generate Cash on Cash Payback <1 Year

Negative Working Capital Helps to Fund Growth 65 Day 26: Cash Received by MFRM Day 40: MFRM Pays Vendor Day 0: ~14 days of Vendor Float Mattress Arrives in Distribution Center Day 24: Customer Purchases in Store Day -2: MFRM Orders Mattress The Company’s typical cash conversion cycle provides a negative working capital business model which also helps to fund store growth Typical Cash Conversion Cycle

History of Strong Free Cash Flow Generation & Deleveraging Repaid $55 million of borrowings in Q2 and expect to generate approximately $77 million of FCF in 2015 – 2015E capex includes approximately $25 million for conversions of acquired stores Annual tax deduction of over $11 million from acquisitions Cash flow typically declines in heavy acquisition periods and then bounces back the next year Expect to delever approximately 90 basis points from time of Sleep Train acquisition through end of 2015 B1 / B+ term loan ratings after recent upgrades by both Moody’s (7/14/15) and S&P (9/24/15) (In millions) $77 $80 $60 $48 Significant Significant $47 $40 $20 $0 2011 2012 2013 2014 2015E 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x 2011 2012 2013 2014 2015E (1) (2) (3) Free cash flow (FCF) defined as cash flow from operations less capex Minimal taxes paid in 2011 due to NOLs 2015E FCF, year end net debt, FCF and Adj. EBITDA (midpoint) based on guidance provided on September 11, 2015 66 4.0x 2.1x 2.0x Pro forma leverage of ~3.5x at time of acquisitions 2.6x 1.4x Net Debt / Adjusted EBITDA(3) Acquisitions $10 Acquisitions $25 Free Cash Flow(1)(2)

Outlook and Long-term Targets 67

Path to Achieve Long-term Targets Continued store growth –In-fill existing markets •Developmental Leadership Fortress •Realize benefits of increased RMS –Continue the march towards national scale Drive average store volume growth –Regional best practices –Accessories Expand operating margins – – – Proprietary and exclusive product offerings Third party financing cost efficiencies Overhead leverage 68

Store Growth CAGR(1): Projected 2015-2018 approximately 7% to 9% before acquisitions Prior Target (3) Current Target 2,900-3,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2003 Based on midpoint of 2015 guidance 2008 2013 2018F 2018F (1) (2) (3) Reflects only company-operated stores and does not contemplate opportunistic acquisitions Reflects targets provided at June 2014 analyst day 69 2,125 1,225 464 235 Store Growth(2) 18% CAGR

Net Sales Growth Projected 2015-2018 CAGR(1): approximately 10% to 11% before acquisitions Assumes 7% to 9% annual net store growth and approximately 2% to 3% annual comparable-store sales growth ($ in millions) $4,000 Prior Target (3) Current Target $3,400-$3,500 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2003 2008 2013 2018F 2018F (1) (2) (3) Based on midpoint of 2015 guidance Reflects only company-operated stores and does not contemplate opportunistic acquisitions Reflects targets provided at June 2014 analyst day 70 $2,450 $1,217 $433 $216 Net Sales Growth(2) 19% CAGR

Adjusted EBITDA Projected 2015-2018 CAGR(1): approximately 13% to 15% before acquisitions EBITDA margin expansion of ~100 bps from midpoint of 2015 guidance ($ in millions) $500 Prior Target (3) Current Target $375-$395 $400 $300 $200 $100 $0 2003 Based on midpoint of 2015 guidance 2008 2013 2018F 2018F (1) (2) (3) Reflects only company-operated stores and does not contemplate opportunistic acquisitions Reflects targets provided at June 2014 analyst day 71 $315 $140 $40 $10 Adj. EBITDA(2) 30% CAGR

Key Margin Drivers 2018 target represents ~100 bps of Adjusted EBITDA margin from the midpoint of 2015 guidance – Driven primarily by: improvement • • • Gross margin expansion Sales and marketing expense efficiencies Corporate overhead leverage – Partially offset by occupancy deleverage ($ in millions) $500 (% margin) 11.8% $375-$395 $400 11.3% $300 10.8% $200 10.3% $100 $0 9.8% (1) 2015F 2018F (1) Based on midpoint of 2015 guidance (2) Reflects only company-operated stores and does not contemplate opportunistic acquisitions 72 $258 11.0%-11.3% 10.1% Adj. EBITDA and Adj. EBITDA Margin(2)

Financial Targets (1) Reflects financial guidance provided on September 11, 2015 and reaffirmed on October 22, 2015. Although business conditions are subject to change, in accordance with the Company’s policy, this earnings guidance was effective at the date given and is not being updated or reaffirmed until the Company publicly announces updates or reaffirms guidance. See press releases dated October 22, 2015 and September 11, 2015 73 Annual New Store Growth (net of closures): 7% - 9% Annual Comparable-Store Sales Growth: 2% - 3% Adjusted EBITDA Margin: 11.0% - 11.3% Adjusted Operating Margin: 8.0% - 8.5% Annual Adjusted Diluted EPS Growth:~20%+ 2018 Financial Targets Excluding Opportunistic Acquisitions New Store Growth (net of closures): 250 - 270 stores Net Sales: $2,530 - $2,550 million Comparable-Store Sales Growth: Low Single Digit Adjusted EBITDA: $253 - $262 million Adjusted Diluted EPS: (1) $2.30 - $2.45 2015 Guidance (1)

Q&A 74

Appendix 75

Mattress Firm EBITDA Reconciliation ($ in millions) LTM Q2 FYE January of the following year 2011 2012 2013 2014 2015 Net Income (loss) Income tax (benefit) expense Interest expense, net Depreciation and amortization $34.4 (8.8) 29.3 17.5 $39.9 26.7 9.2 23.5 $52.9 33.2 10.9 29.5 $44.3 29.2 20.1 41.7 $49.6 31.9 34.1 52.3 Intangible assets and other amortization 1.7 1.5 2.5 5.6 6.7 EBITDA Goodwill impairment charge Intangible asset impairment charge Loss on store closings and impairment of assets Loss (gain) from debt extinguishment Financial sponsor fees and expenses Stock-based compensation Secondary offering costs Vendor new store funds (1) Acquisition related expenses (2) $74.0 0.0 0.0 0.8 5.7 0.6 0.5 0.0 3.2 0.9 $100.8 0.0 2.1 1.1 0.0 0.1 2.9 1.9 1.0 12.0 $128.9 0.0 0.0 1.5 0.0 0.0 4.8 0.0 0.8 1.7 $140.9 0.0 0.0 1.8 2.3 0.0 8.1 0.6 (1.2) 30.1 $174.6 0.0 0.0 2.4 2.3 0.0 9.4 1.0 (0.2) 31.6 Other (3) 1.8 (0.8) 2.1 7.6 3.4 Adjusted EBITDA $87.5 $121.0 $140.0 $190.2 $224.5 Source: Page 33 of 2013 10-K, page 34 of 2014 10-K, and page 28 of Q2 2015 10-Q (1) We receive cash payments from certain vendors for each new incremental store that we open (“new store funds”). New store funds are initially recorded in other noncurrent liabilities when received and are then amortized as a reduction of cost of sales over 36 months in our financial statements. Historically, we have considered new store funds as a component of Adjusted EBITDA when received since new store funds are included in cash provided from operations. The adjustment includes the amount of new store funds received during the period presented and eliminates the non-cash reduction in cost of sales included in our results of operations Reflects both non-cash effects included in net income related to acquisition accounting adjustments made to inventories and other acquisition related cash costs included in net income, such as direct acquisition costs and costs related to integration of acquired businesses See page 33 of 2013 10-K, page 34 of 2014 10-K, and page 28 of Q2 2015 10-Q for more detail (2) . (3) 76